Exhibit 99.2
CONSENT AND LETTER OF TRANSMITTAL

XM SATELLITE RADIO INC.
and
XM SATELLITE RADIO HOLDINGS INC.

Offer To Exchange XM Satellite Radio Inc.’s
14% Senior Secured Discount Notes due 2009,
Cash and warrants to purchase XM Satellite Radio Holdings Inc.’s Class A common stock
For Any and All of XM Satellite Radio Inc.’s
14% Senior Secured Notes due 2010
(CUSIP NO. 98375YAC0)
Pursuant to the Offering Circular Dated December 24, 2002

The Exchange Offer and Consent Solicitation will expire at 12:00 Midnight, New York City time, on January 23, 2003, unless the Exchange Offer and Consent Solicitation is extended. If you desire to tender your notes in the Exchange Offer and Consent Solicitation, you must consent to the proposed amendments to the indenture under which the notes were issued. You may not deliver consents without tendering the related notes.

The Exchange Agent for the Exchange Offer and Consent Solicitation is:
THE BANK OF NEW YORK

By Registered or Certified Mail:	By Overnight Courier and By Hand:

The Bank of New York 101 Barclay Street Floor 7 East New York, New York 10286 Attention: Bernard Arsenec Reorganization Section, 7 East Telephone: (212) 815-5098 Facsimile: (212) 298-1915
The Bank of New York
101 Barclay Street
Corporate Trust Services Window
Ground Level
New York, New York 10286
Attention: Bernard Arsenec
Reorganization Section, 7 East
Telephone: (212) 815-5098
Facsimile: (212) 298-1915

By tendering your notes in the Exchange Offer and Consent Solicitation, you will also be consenting to certain proposed amendments to the indenture under which the notes were issued.

Delivery of this Consent and Letter of Transmittal to an address other than as set forth above or transmission of this Consent and Letter of Transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery. The instructions contained herein should be read carefully before this Consent and Letter of Transmittal is completed. Capitalized terms used but not defined herein shall have the same meaning given them in the Offering Circular (as defined below).

This Consent and Letter of Transmittal (this “Consent and Letter of Transmittal”) is to be used to accept an Exchange Offer and Consent Solicitation pursuant to the Offering Circular of XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc., dated December 24, 2002 (the “Offering Circular”). This Consent and Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “Terms and Conditions of the Exchange Offer and Consent Solicitation” in the Offering Circular.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
Note Signatures must be provided below.
Please read the accompanying instructions carefully.

Please list below the Old Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, please list the certificate numbers and aggregate principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

Description of Notes Tendered and in Respect of Which Consent is Given

Name(s) and Address(es) of Registered Holder(s), exactly as name(s) appear(s) on Certificate(s) (please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes Delivered	Aggregate Principal Amount of Old Notes Tendered for Exchange**

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

  **  Need not be completed if tendering for exchange all Old Notes delivered to the Exchange Agent. All Old
Notes  delivered shall be deemed tendered unless a lesser number is specified in this column. The minimum permitted tender is $1,000 in  principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount.

TENDER OF OLD NOTES

☐	Check here if tendered Old Notes are enclosed herewith.

☐	Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC and complete the following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐
Check here if you are a broker-dealer who acquired the Old Notes for its own account as a result of market making or other trading activities (a “Participating Broker-Dealer”) and wish to receive 10 additional copies of the Offering Circular and 10 copies of any amendments or supplements thereto. In such case, please complete the following:

Name:

Address:

Area Code and Telephone Number:

Contact Person:

Ladies and Gentlemen:

The undersigned hereby consents (the “Consent”) to the proposed amendments (the “Proposed Amendments”) to the indenture (the “Indenture”) dated as March 15, 2000, as amended, between XM Satellite Radio Inc. and The Bank of New York as successor to United States Trust Company of New York, as trustee (the “Trustee”), as described in the Offering Circular, with respect to the Old Notes, and hereby tenders to XM Satellite Radio Inc., a Delaware corporation (the “Company”), the above described aggregate principal amount of the Company’s 14% Senior Secured Notes due 2010 (the “Old Notes”), upon the terms and subject to the conditions set forth in the Offering Circular dated December 24, 2002 (as the same may be amended or supplemented from time to time, the “Offering Circular”), receipt of which is acknowledged, and in this Consent and Letter of Transmittal (which, together with the Offering Circular, constitute the “Exchange Offer and Consent Solicitation”).

The undersigned hereby agrees and acknowledges that, by the execution and delivery hereof, the undersigned delivers the written Consent to the Proposed Amendments with respect to the principal amount of the Old Notes indicated in the table above entitled “Description of Notes Tendered and in Respect of Which Consent is Given.” The undersigned understands that the Consent delivered hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offering Circular. To amend the Indenture, the Company must receive and accept Consents from the registered holders of at least a majority in aggregate principal amount of all outstanding Old Notes, voting as a single class (the “Required Consents”). The undersigned understands that the Proposed Amendments will not become operative unless and until the Company accepts for exchange Old Notes that represent at least the Required Consents. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation (including, if the Exchange Offer and Consent Solicitation is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and Consent Solicitation) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offering Circular, to (i) deliver certificates for Old Notes (“Certificates”) to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Consideration (as defined below) to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation.

The undersigned hereby represent(s) and warrant(s) that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer and Consent Solicitation.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed on page 2, if they are not already set forth there, as they appear on the Certificates (or, in the case of book-entry securities, on the relevant security position listing) representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes on page 2.

If any tendered Old Notes are not exchanged pursuant to the Exchange Offer and Consent Solicitation for any reasons, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the appropriate account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer and Consent Solicitation.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “Terms and Conditions of the Exchange Offer and Consent Solicitation” in the Offering Circular and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation. The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the new notes (the “New Notes”), warrants (“Warrants”) and cash (collectively, the “Exchange Consideration”) be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Consideration be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that New Notes be delivered to the undersigned at the address shown below the undersigned’s signature.

Interest on the Old Notes accepted for exchange will cease to accrue upon issuance of the New Notes. Interest on the New Notes is payable semi-annually on each December 31 and June 30 of each year commencing June 30, 2006.

All authority herein conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, and 6)

To be completed ONLY if the Exchange Consideration or any Old Notes delivered, but not tendered for exchange, are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Issue:    ☐    Exchange Consideration and/or
☐ Old	Notes delivered but not tendered for exchange:

Name(s)
                                (Please Print)

Address:
                                (Please Print)

                    (Please include ZIP code)

            Telephone Number with Area Code

                            Tax ID Number

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, and 6)

To be completed ONLY if the Exchange Consideration or any Old Notes delivered, but not tendered for exchange, are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue:    ☐    Exchange Consideration and/or
☐ Old	Notes delivered but not tendered for exchange:

Name(s)
                                (Please Print)

Address:
                                (Please Print)

                    (Please include ZIP code)

            Telephone Number with Area Code

                            Tax ID Number

HOLDER(S) SIGN HERE
(See Instructions 2, 5 and 6)
(Please Complete Substitute Form W-9 Contained Herein)
(Note: Signatures Must be Guaranteed if Required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates for the Old Notes tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

Date:                                                                              , 200

Name(s):
                        (Please Print)

Capacity:
Address:
                (Please include ZIP code)

Telephone No. (with area code):

Tax ID No.:
GUARANTEE OF SIGNATURES
(See Instruction 2 and 5 below)
Certain Signatures Must be Guaranteed
by an Eligible Instruction

(Authorized Signature)

(Capacity (full title))

(Name of Eligible Institution Guaranteeing Signature)

(Address of Firm—Please include ZIP code)

Telephone No. (with area code) of Firm:

Date:                                                                                     , 200

INSTRUCTION

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION

1.    Delivery of Consent and Letter of Transmittal and Certificates.     This Consent and Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “Terms and Conditions of the Exchange Offer and Consent Solicitation” in the Offering Circular. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Consent and Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

The method of delivery of Certificates, this Consent and Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent, if delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Consent and Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.    Guarantee of Signatures.    No signature guarantee on this Consent and Letter of Transmittal is required if:

(i)
this Consent and Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii)	such Old Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Consent and Letter of Transmittal. See Instruction 5. As used herein and in the Offering Circular, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

3.    Inadequate Space.    If the space provided in the box captioned “Description of Notes and in Respect of Which Consent is Given” is inadequate, the Certificate number(s) and/or the aggregate principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Consent and Letter of Transmittal.

4.    Partial Tenders.    If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the aggregate principal amount of Old Notes that are to be tendered in the box entitled “Aggregate Principal Amount of Old Notes Tendered for Exchange.” In such case, new Certificates (s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will be sent to the holder of the Old Notes (or such other party as you identify in the box captioned “Special Delivery Instructions”), promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Consent and Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

When this Consent and Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless the Exchange Consideration is to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Consent and Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.    Special Issuance and Delivery Instruction.    If the Exchange Consideration is to be issued in the name of a person other than the signer of this Consent and Letter of Transmittal, or if the Exchange Consideration is to be sent to someone other than the signer of this Consent and Letter of Transmittal or to an address other than shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.    Irregularities.    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer and Consent Solicitation set forth in the Offering Circular under “Terms and Conditions of the Exchange Offer and Consent Solicitation” or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer and Consent Solicitation (including this Consent and Letter of Transmittal and the instructions hereto) will be final and binding. Because a tender of Old Notes constitutes a Consent, any statement to the contrary in connection with a tender of Old Notes will be invalid. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.    Questions, Request for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Consent and Letter of Transmittal. Additional copies of the Offering Circular and the Consent and Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.    Lost, Destroyed or Stolen Certificates.    If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Consent and Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

10.    Security Transfer Taxes.    Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer and Consent Solicitation, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Important:    This Consent and Letter of Transmittal (or facsimile thereof) and all other required documents must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50.00 penalty. In addition, delivery of such holder’s New Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder’s foreign status. A Form W-8 can be obtained from the Exchange Agent. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instruction.

If backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Old Notes exchanged in the Exchange Offer and Consent Solicitation, the holder is required to provide the Exchange Agent with either: (i) the holder’s correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to back withholding; or (ii) an adequate basis for exemption.

Number to Give the Depository

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Payer’s Name:

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number or / / Employer identification number

Department of the Treasury Internal Revenue Service
Part 2—Certification—Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) ,
(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest of dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)    I am a U.S. person (including a U. S. resident alien.)

Payer’s Request for Taxpayer Identification Number (TIN)
Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                                                    Date                         , 200
                            Signature
                    Name (please print)

Part 3— Awaiting TIN ☐

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

You Must Complete the Following Certificate  if you checked the Box in Part 3 of the Substitute Form W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 30% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature Date:                                                                        Date                                                            , 200

Name (please print)